Exhibit 99.1

Moffitt & Company, P.C.
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Certified Public Accountants                       5040 E. Shea Blvd., Suite 270
                                                   Scottsdale, Arizona 85254
                                                   (480) 951-1416
                                                   Fax (480) 948-3510
                                                   moffittcpas@eschelon.com

January 24, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: Moneyflow Systems International, Inc.

Dear Sir/Madam:

Pursuant to the request of the above named company, we affirm that:

      (1) We have read the Company's response to Item 4.1 of Form 8-K/A dated January 24, 2003: and

      (2)   We agree with the response.

Sincerely,


/s/ Stanley M. Moffitt, CPA